Reliance Surety Company
A Reliance Group Holdings Company
655 Winding Brook Drive
P.O. Box 558
Glaxtonbury, CT 06033-0558
860.657.7765  Fax: 860.657.8252

                                                         Date: March 26, 1998

[LOGO] Reliance

Mr. David Smith
Morris Material Handling, Inc.
314 West Forest Hill Ave.
Oak Creek, Wisconsin 53154

Re: Morris Material Handling, Inc.

Dear Mr. Smith,

This is to confirm that Reliance Surety Company hereby commits to provide a bonding facility to Morris Material Handling, Inc. and its subsidiaries incorporating single projects up to $20,000,000 within an aggregate backlog value of $60,000,000.

Extension of any credit is contingent upon; receipt of an executed Intercreditor Agreement, an executed copy of the Reliance Continuing Agreement of Indemnity and receipt of a mutually agreed upon level of collateral basal on job and program size as well as continued favorable underwriting conditions.

Best Regards,

/s/ Chris McCarty
------------------
Chris McCarty
Senior Underwriter, Reliance Surety

                          RELIANCE INSURANCE COMPANIES

RELIANCE SURETY COMPANY             UNITED PACIFIC INSURANCE COMPANY
PHILADELPHIA, PENNSYLVANIA          PHILADELPHIA, PENNSYLVANIA
RELIANCE INSURANCE COMPANY          RELIANCE NATIONAL INDEMNITY COMPANY
PHILADELPHIA, PENNSYLVANIA          PHILADELPHIA, PENNSYLVANIA

            CONTINUING AGREEMENT OF INDEMNITY - CONTRACTOR'S FORM

This AGREEMENT is made by the Undersigned for the continuing benefit of RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, RELIANCE NATIONAL INDEMNITY COMPANY and/or RELIANCE SURETY COMPANY (hereinafter referred to collectively as the "Surety") for the purpose of saving each and all of them harmless and indemnifying each and all of them from all loss and expense in connection with any Bonds executed on behalf of any one or more of the following persons, firms or corporations:

MMH Holdings, Inc.; Morris Material Handling, Inc.; Morris Mterial Handling, Ltd.; Hercules S.A. de C.V.; PHMH Holding Company; SPH Crane & Hoist, Inc.; Material Handling, LLC; MHE Canada ULC, jointly with others or on behalf of any of its subsidiaries, affiliates or divisions or their subsidiaries, affiliates or divisions now in existence or hereafter formed or acquired (hereinafter referred to as "Contractor").

                                 WITNESSETH.

WHEREAS, the Contractor, individually or jointly with others, may desire or be required from time to time to give certain bonds, undertakings, or instruments of guarantee (all of which will hereinafter be included within the term "Bond" or "Bonds"), and

WHEREAS upon the express condition that this instrument be executed, the Surety has executed or procured the execution of, and may hereafter execute or procure the execution of such Bonds.

NOW, THEREFORE, in consideration of the execution of any such Bond or Bonds and as an inducement to such execution, we, the Undersigned, agree and bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, as follows:

FIRST: To pay all premiums on said Bonds computed in accordance with the Surety's regular manual of rates in effect on the date said Bonds are executed.

SECOND: To indemnify, and keep indemnified, and hold and save harmless the Surety against all demands, claims, loss, costs, damages, expenses and attorneys' fees whatever, and any and all liability therefor, sustained or incurred by the Surety by reason of executing or procuring the execution of any said Bond or Bonds, or any other Bonds, which may be already or hereafter executed on behalf of the Contractor, or renewal or continuation thereof; or sustained or incurred by reason of making any investigation on account thereof, prosecuting or defending any action brought in connection therewith, obtaining a release therefrom, recovering or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the agreements herein contained. Payment of amounts due Surety hereunder together with legal interest shall be payable upon demand.

THIRD: To furnish money to the Contractor or to the Surety as needed for the prompt payment of labor, materials, and any other costs or expenses in connection with the performance of contracts when and as requested to do so by the Surety.

FOURTH: To assign, transfer and convey, and each of the Undersigned does by these presents assign, transfer and convey to the Surety, as of the date of execution of said Bond or Bonds, as collateral security for the full performance of the covenants and agreements herein contained and the payment of any other indebtedness or liability of the Undersigned to the Surety, whether heretofore or hereafter incurred, the following:

      (a) All right, title and interest of the Undersigned in and to all machinery, equipment, plant, tools and materials which are, on the date of execution of any such Bond or Bonds, or may thereafter be, about or upon the site of the work to be performed under the contract referred to in and guaranteed by such Bond, or elsewhere for the purpose thereof, including as well materials purchased for or chargeable to said contract which may be in process of construction or in storage elsewhere or in transportation to said site;

      (b) All rights, actions, causes of action, claims and demands of the undersigned in, or arising from or out of, said contract or any extensions, modifications, changes or alterations thereof or additions thereto;


                                                                         1 of 16

      (c) All rights, actions, causes of action, claims and demands whatsoever which the Undersigned or any of them may have or acquire in any subcontract in connection with said contract, and against any subcontractor or any person, firm or corporation furnishing or agreeing to furnish or supply labor, materials, supplies, machinery, tools or other equipment in connection with or on account of said contract, and against any surety or sureties of any such materialmen, subcontractor, laborer or other person, firm or corporation;

      (d) All right, title and interest to all monies due or to become due to the undersigned arising out of or in any way relating to said contract including, but not limited to progress payments, deferred payments, retained percentages, compensation for extra work and claims and the proceeds thereof that at the time of abandonment, forfeiture or breach of said contract or such Bond or Bonds or of the terms of this Agreement or at the time of any advance, payment or guaranty by the Surety for the purpose of avoiding such abandonment, forfeiture or breach, may be due or may thereafter become due under said contract to or on behalf of the Undersigned, together with any and all sums due or which may thereafter become due under or on all other contracts, bonded or unbonded, in which any or all of the Undersigned have an interest.

FIFTH: Each of the Undersigned does hereby irrevocably nominate and appoint any officer of the Surety the true and lawful attorney-in-fact of the Undersigned, with full right and authority, in the event the Contractor fails or is unable to complete the work called for by the contract guaranteed by any Bond or in the event of the breach of any provision of this Agreement to execute on behalf of, and sign the names of each of the Undersigned to, any voucher, release, satisfaction, check, bill of sale of all or any property by this Agreement assigned to the Surety or any other paper or contract necessary or desired to carry into effect the purposes of this Agreement; with full right and authority also, in such event, to dispose of the performance of said contract by subletting the same in the name of the Contractor or otherwise; and each of the Undersigned does hereby ratify and confirm all that such attorney-in-fact or the Surety may lawfully do in the premises and further authorizes and empowers the Surety and such attorney-in-fact and each of them to enter upon and take possession of the tools, plant equipment, materials and subcontracts and all other collateral security mentioned in this Agreement and enforce, use, employ and dispose thereof for the purposes set forth in this Agreement. Each of the Undersigned specifically agrees to protect, indemnify and hold harmless the Surety and such attorney-in-fact against any and all claims, damages, costs and expenses that may in any way arise or grow out of the exercise of the assignments counted in this Agreement and the powers herein granted, specifically waiving any claim which any Undersigned has or might hereafter have against the Surety or such attorney-in-fact on account of anything done in enforcing the terms of this Agreement, assignments and power-of attorney.

SIXTH: That the entire contract price of any contract referred to in a Bond or Bonds, whether in the possession of the Undersigned or another, shall be and hereby is impressed with a trust in favor of Surety for the payment of obligations incurred for labor, materials and services in the performance of the contract work for which Surety would be liable under such Bond or Bonds and for the purpose of satisfying the conditions of the Bond executed in connection with the contract.

SEVENTH: That if Surety shall be required or shall deem it necessary to set up a reserve in any amount to cover any claim, demand, liability, expense, suit, order, judgment or adjudication under or on any Bond or Bonds or for any other reason whatsoever, to immediately upon demand deposit with Surety an amount of money sufficient to cover such reserve and any increase thereof, such funds to be held by Surety as collateral, in addition to the indemnity afforded by this instrument, with the right to use such funds or any part thereof, at any time, in payment or compromise of any liability, claims, demands, judgment, damages, fees and disbursements or other expenses; and the Undersigned, in the event of their failure to comply with such demand, hereby authorize and empower any attorney of any court of record of the United States or any of its territories or possessions, to appear for them or any of them in any suit by Surety and to confess judgment against them or any of them for any sum or sums of money up to the amount of any or all Bond or Bonds, with costs, interest and reasonable attorneys' fees; such judgment, however, to be satisfied upon the payment of any and all such sums as may be found due by the Undersigned to Surety under the terms of this Agreement. Demand shall be sufficient if sent by registered or certified mail to the Undersigned at the address or addresses given herein or last known to Surety, whether or not actually received. The authority to confess judgment as set forth herein shall not be exhausted by any one exercise thereof, but may be exercised from time to time and more than one time until all liability of the Undersigned to Surety shall have been paid in full.

EIGHTH: All collateral security held by or assigned to the Surety may be used by the Surety at any time in payment of any claim, loss or expense which the Undersigned have agreed to pay hereby, whether or not such claim, loss or expense arises out of or in connection with such Bond or contract under which such collateral is held. The Surety may sell or realize upon any or all such collateral security, at public or private sale, with or without notice to the Undersigned or any of them, and with the right to be purchaser itself at any such public sale, and shall be accountable to the Undersigned only for such surplus or remainder of such collateral security or the proceeds thereof as may be in the Surety's possession after it has been fully indemnified as in this Agreement provided. The Surety shall not be liable for decrease in value or loss or destruction of or damage to such security, however caused.

NINTH: The Surety shall have the right, at its option and in its sole discretion:



                                                                         2 of 16

      (a) To deem this Agreement breached should the Contractor become involved in any agreement or proceeding of liquidation, receivership, or bankruptcy, voluntarily or involuntarily, or should the Contractor, if an individual, die, be convicted of a felony, become a fugitive from justice, or for any reason disappear and cannot immediately be found by the Surety by use of usual methods.

      (b) To take possession of the work under any contract and at the expense of the Undersigned to complete or to contract for the completion of the same, or to consent to the re-letting of the completion thereof by the obligee in said contract Bond or Bonds, or to take such other steps as in the discretion of the Surety may be advisable or necessary to obtain its release or to secure itself from loss thereunder.

      (c) To adjust, settle or compromise any claim, demand, suit or judgment upon said Bond or Bonds, or any of them.

      (d) To increase or decrease the penalty or penalties of any such Bond or Bonds, to change the obligee or obligees therein, to execute any continuations, enlargements, modifications and renewals thereof or substitute therefore with the same or different conditions, provisions and obligees, and with the same or larger or smaller penalties, it being agreed that this instrument shall apply to and cover such new or changed bonds or renewals even though the consent of the Surety may or does substantially increase the liability of the Contractor and the Undersigned and to take such steps as it may deem necessary or proper to obtain release from liability under any such Bond or Bonds.

All damage, loss or expense of any nature which the Surety may incur under Section NINTH shall be borne by the Undersigned.

TENTH: The Surety shall have the exclusive right for itself and for the Undersigned to decide and determine whether any claim, demand, suit or judgment upon said Bond or Bonds shall, on the basis of liability, expediency or otherwise, be paid, settled, defended or appealed, and its determination shall be final, conclusive and binding upon the Undersigned; and any loss, costs, charges, expense or liability thereby sustained or incurred, as well as any and all disbursements on account of costs, expenses and attorneys' fees, deemed necessary or advisable by the Surety, shall be borne and paid immediately by the Undersigned, together with legal interest. In the event of any payment, settlement compromise or investigation, an itemized statement of the payment, loss, costs, damages, expenses or attorneys' fees, sworn to by any officer of the Surety or the voucher or vouchers or other evidence of such payment, settlement or compromise, shall be prima facie evidence of the fact and extent of the liability of the Undersigned to the Surety in any claim or suit hereunder and in any and all matters arising between the Undersigned and the Surety.

ELEVENTH: The Surety is further authorized and empowered to advance money or to guarantee loans to the Contractor which the Surety may see fit to advance to said Contractor for the purpose of any contract referred to in or guaranteed by said Bond or Bonds; and all money so loaned or advanced and all costs, attorneys' fees and expenses incurred by the Surety in relation thereto, unless repaid with legal interest when due, shall be conclusively presumed to be a loss by the Surety for which each and all of the Undersigned shall be responsible, notwithstanding said money or any part thereof so loaned or advanced to the Contractor for the purpose of any such contract should not be so used by the Contractor. The Undersigned hereby waive all notice of such advance or loan, or of any default or any other act or acts giving rise to any claim under any said Bond or Bonds, and waive notice of any and all liability of the Surety under any said Bond or Bonds or any and all liability on the part of the Undersigned to the effect and end that each of the Undersigned shall be and continue liable to the Surety hereunder notwithstanding any notice of any kind to which the Undersigned might have been or be entitled and notwithstanding any defenses which the Undersigned might have been or be entitled to make.

TWELFTH: No assent, assignment, change in time or manner of payment or other change or extension in the terms of any Bond or of any contract referred to in such Bond or in the general conditions, plans or specifications incorporated in such contract, granted or authorized by the Surety or the refusal to so grant or authorize, shall release, discharge or in any manner whatsoever affect the obligations assumed by the Undersigned in executing this Continuing Agreement of Indemnity. This Agreement shall apply to any and all renewal, continuation or substitution bonds executed by the Surety. The Surety shall not be required to notify or obtain the approval or consent of the Undersigned prior to granting, authorizing or executing any assent, assignment, change or extension. The Surety shall have the absolute right to cancel any bond in accordance with any cancellation provision contained therein and the Surety is hereby released from any liability for expenses, costs, or damage alleged to be sustained by the Undersigned by reason of such cancellation.

THIRTEENTH: Until the Surety shall have been furnished with competent legal evidence of its discharge without loss from any and all Bonds, the Surety shall have the right at all times to free access to the books, records and accounts of each of the Undersigned for the purpose of examining the same. Each of the Undersigned hereby authorizes and requests any and all depositories in which funds of any of the Undersigned may be deposited to furnish to the Surety the amount of such deposits as of any date requested and any person, firm or corporation doing business with the Undersigned is hereby authorized to furnish any information requested by the Surety concerning any transaction. The Surety may furnish copies of any and all statements, agreements and financial statements and


                                                                         3 of 16
any information which it now has or may hereafter obtain concerning each of the Undersigned, to other persons or companies for the purpose of procuring co-suretyship or reinsurance or of advising interested persons or companies.

FOURTEENTH: Each of the Undersigned does hereby waive all right to claim any property, including homestead, as exempt from levy, execution, sale or other legal process under the law of any state, province or other government as against the rights of the Surety to proceed against the same for indemnity hereunder.

FIFTEENTH: The Surety shall have every right and remedy which a personal surety without compensation would have, including the right to secure its discharge from the suretyship and nothing herein contained shall be considered or construed to waive, abridge or diminish any right or remedy which the Surety might have if this instrument were not executed. The Undersigned will, on request of the Surety, procure the discharge of the Surety from any Bonds, and all liability by reason thereof. Separate suits may be brought hereunder as causes of action may accrue, and the pendency or termination of any such suit shall not bar any subsequent action. The Surety shall be notified immediately by the Undersigned of any claim or action which may result in a claim against the Surety, such notice to be given by registered mail to the Surety at its Home Office. In the event of legal proceedings against the Surety, upon or on account of any said Bond or Bonds, the Surety may apply for a court order making any or all of the Undersigned party defendants, and each Undersigned hereby consents to the granting of such application and agrees to become such a party defendant and to allow judgment, in the event of judgment against the Surety, to be rendered also against such Undersigned in like amount and in favor of the Surety, if the Surety so desires.

SIXTEENTH: The Surety reserves the right to decline to execute any such Bond; and if it shall execute any proposal Bond, and if the Contractor is awarded the contract, the Contractor shall not be obligated to obtain any Bond or Bonds required by the contract from the Surety nor shall the Surety be obligated to execute such Bond or Bonds.

SEVENTEENTH: This Agreement shall, in all its terms and agreements, be for the benefit of and protect any person or company joining with the Surety in executing said Bond or Bonds, or any of them, or executing at the request of the Surety said Bond or Bonds, or any of them as well as any company or companies assuming co-suretyship or reinsurance thereon.

EIGHTEENTH: The Undersigned warrant that each of them is specifically and beneficially interested in the obtaining of each Bond. Failure to execute, or defective execution, by any party, shall not affect the validity of this obligation as to any other party executing the same and each such other party shall remain fully bound and liable hereunder. Invalidity of any portion or provision of this Agreement by reason of the laws of any state or for any other reason shall not render the other provisions or portions hereof invalid. Execution of any application for any Bond by the Contractor, or of any other indemnity agreement by any Undersigned for the Contractor shall in no way abrogate, waive or diminish any rights of Surety under this Agreement. The Undersigned acknowledge that the execution of this Agreement and the undertaking of indemnity was not made in reliance upon any representation concerning the financial responsibility of any Undersigned, or concerning the competence of the Contractor to perform.

NINETEENTH: Each of the Undersigned expressly recognizes and covenants that this Agreement is a continuing obligation applying to and indemnifying the Surety and that the rights of indemnification of each Surety signatory to this Agreement shall be individual and not joint with those of the other signatory Sureties as to any and all Bonds (whether or nor covered by any application signed by Contractor-such application to be considered between the parties hereto as merely supplemental to this Continuing Agreement of Indemnity) heretofore or hereafter executed by Surety on behalf of Contractor (whether contracting alone or as a co-venture) until this Agreement shall be canceled in the manner hereinafter provided. Any of the Undersigned may notify the Surety at its Head Office, of such Undersigned's withdrawl from this Agreement; such notice shall be sent by certified or registered mail and shall state when, not less than thirty days after receipt of such notice by the Surety, such withdrawal shall be effective. Such Undersigned will not be liable under this Agreement as to any Bonds executed by the Surety after the effective date of such notice; provided, that as to any and all such Bonds executed or authorized by the Surety prior to effective date of such notice and as to any and all renewals, continuations and extensions thereof or substitutions therefore (and, if a proposal or Bid Bond has been executed or authorized prior to such effective date, as to any contract Bond executed pursuant thereto) regardless of when the same are executed, such Undersigned shall be and remain fully liable hereunder, as if said notice had not been served. Such withdrawal by any Undersigned shall in no way affect the obligation of any other Undersigned who has given no such notice of termination.

TWENTIETH: This Agreement or a carbon, photographic, xerographic or other reproduction or copy of this Agreement shall constitute a Security Agreement to Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect, but that the filing or recording of this Agreement shall be solely at the option of Surety and that the failure to do so shall not release or impair any of the obligations of the Undersigned under this Agreement or otherwise arising, nor shall such failure be in any manner in derogation of the rights of Surety under this Agreement or otherwise.

                                                                         4 of 16

Signed, sealed, and dated this 30th day of March, 1998

ATTEST                             MMH Holdings, Inc.

By: /s/ Martin Ditkof              By: /s/ Michael Erwin      (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, President
              Secretary            Address:
                                   Morris Material Handling, Inc.

By: /s/ Martin Ditkof              By: /s/ Michael Erwin      (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, President
              Secretary            Address:
                                   Morris Material Handling, Limited

By: /s/ Martin Ditkof              By: /s/ Michael Erwin      (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, Director
              Director             Address:
                                   Hercules S.A. de C.V.

By: /s/ David Smith                By: /s/ Michael Erwin      (Seal)
  ----------------------------       ------------------------------
Name & Title: David Smith,         Name & Title: Michael Erwin, Director
              Director             Address:
                                   PHMH Holding Company

By: /s/ Martin Ditkof              By: /s/                    (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, President
              Secretary            Address:
                                   SPH Crane and Hoist, Inc.

By: /s/ Martin Ditkof              By: /s/ Michael Erwin       (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, President
              Secretary            Address:
                                   Material Handling, LLC

By: /s/ David Smith                By: /s/ Martin Ditkof      (Seal)
  ----------------------------       ------------------------------
Name & Title: David Smith,         Name & Title: Martin Ditkof, Manager
              Manager              Address:
                                   MHE Canada, ULC

By: /s/ David Smith                By: /s/ Martin Ditkof      (Seal)
  ----------------------------       ------------------------------
Name & Title: David Smith,         Name & Title: Martin Ditkof, Director
              Officer              Address:

                                   RELIANCE SURETY COMPANY

                                   By:
                                     ------------------------------

                                   RELIANCE INSURANCE COMPANY
                                   UNITED PACIFIC INSURANCE COMPANY
                                   RELIANCE NATIONAL INDEMNITIY COMPANY

                                   By:
                                     -------------------------------

IMPORTANT: Print or type the name and address of each signatory to this Agreement. Each signature must be acknowledged - See REVERSE HEREOF

Signed, sealed, and dated this 30th day of March, 1998

ATTEST                             MMH Holdings, Inc.

By:                                By:                        (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, President
              Secretary            Address:
                                   Morris Material Handling, Inc.

By:                                By:                        (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, President
              Secretary            Address:
                                   Morris Material Handling, Limited

By:                                By:                        (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, Director
              Director             Address:
                                   Hercules S.A. de C.V.

By:                                By:                        (Seal)
  ----------------------------       ------------------------------
Name & Title: David Smith,         Name & Title: Michael Erwin, Director
              Director             Address:
                                   PHMH Holding Company

By: /s/ Christine M. Weer          By: /s/ Mary Alice Avery   (Seal)
  ----------------------------       ------------------------------
Name & Title: Christine M. Weer    Name & Title: Mary Alice Avery, Vice
              Asst. Secretary      President
                                   Address: 3513 Concord Pike, Wilmington,
                                   DE 19803
                                   SPH Crane and Hoist, Inc.

By:                                By:                         (Seal)
  ----------------------------       ------------------------------
Name & Title: Martin Ditkof,       Name & Title: Michael Erwin, President
              Secretary            Address:
                                   Material Handling, LLC

By:                                By:                         (Seal)
  ----------------------------       ------------------------------
Name & Title: David Smith,         Name & Title: Martin Ditkof, Manager
              Manager              Address:
                                   MHE Canada, ULC

By:                                By:                         (Seal)
  ----------------------------       ------------------------------
Name & Title: David Smith,         Name & Title: Martin Ditkof, Director
              Officer              Address:

                                   RELIANCE SURETY COMPANY

                                   By:
                                     ------------------------------

                                   RELIANCE INSURANCE COMPANY
                                   UNITED PACIFIC INSURANCE COMPANY
                                   RELIANCE NATIONAL INDEMNITIY COMPANY

                                   By:
                                     -------------------------------

IMPORTANT: Print or type the name and address of each signatory to this Agreement. Each signature must be acknowledged - See REVERSE HEREOF

INDIVIDUAL & PARTNERSHIP ACKNOWLEDGEMENT

State of New York           ss.
County of New York

      On this _________ day of ________, 19___ before me personally appeared ________ to be known and known to me to be the individual(s) described in and who executed the foregoing Agreement and acknowledged that_______executed the same for the purposes, considerations and uses therein set forth as _____ free and voluntary act and deed.

                                      --------------------------------------
                                      Notary Public, residing at
                                                                 -----------
                                      (Commission expires
                                                          ------------------)

CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn, did depose and say; that he resides in Milwaukee, Wisconsin; that he is the President of the MMH Holdings, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said MMH Holdings, Inc. corporation, and that he signed his name to the said instrument by like order.

                                    /s/ Karen L. Doerner
                                    --------------------------------------
                                    Notary Public, residing at Forest Hills, NY
                                                               ----------------
                                    (Commission expires
                                                        ------------------)

                                                    [STAMP]
                                                KAREN L. DOERNER
                                        Notary Public, State of New York
                                                 No. 01D0502360
                                           Qualified in Queens County
                                            Certificate of Official
                                               Character Filed in
                                                New York County
                                        Commission Expires Feb 14, 2000


CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn, did depose and say; that he resides in Milwaukee, Wisconsin; that he is the President of the Morris Material Handling, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said Morris Material Handling, Inc. corporation, and that he signed his name to the said instrument by like order.

                                    /s/ Karen L. Doerner
                                    --------------------------------------
                                    Notary Public, residing at Forest Hills, NY
                                                               ----------------
                                    (Commission expires
                                                        ------------------)

                                                    [STAMP]
                                                KAREN L. DOERNER
                                        Notary Public, State of New York
                                                 No. 01D0502360
                                           Qualified in Queens County
                                            Certificate of Official
                                               Character Filed in
                                                New York County
                                        Commission Expires Feb 14, 2000



CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn, did depose and say; that he resides in Milwaukee, Wisconsin; that he is the President of the Morris Material Handling, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said Morris Material Handling, Inc. corporation, and that he signed his name to the said instrument by like order.

                                    /s/ Karen L. Doerner
                                    --------------------------------------
                                    Notary Public, residing at Forest Hills, NY
                                                               ----------------
                                    (Commission expires
                                                        ------------------)

                                                    [STAMP]
                                                KAREN L. DOERNER
                                        Notary Public, State of New York
                                                 No. 01D0502360
                                           Qualified in Queens County
                                            Certificate of Official
                                               Character Filed in
                                                New York County
                                        Commission Expires Feb 14, 2000



                                                                         6 of 16

CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn did depose and say; that he resides in Milwaukee, Wisconsin, that he is the President of the Hercules S.A. de C.V. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of the said Hercules S.A. de C.V. corporation, and that he signed his name to the said instrument by like order.

                                    /s/ Karen L. Doerner
                                    --------------------------------------
                                    Notary Public, residing at Forest Hills, NY
                                                               ----------------
                                    (Commission expires
                                                        ------------------)

                                                    [STAMP]
                                                KAREN L. DOERNER
                                        Notary Public, State of New York
                                                 No. 01D0502360
                                           Qualified in Queens County
                                            Certificate of Official
                                               Character Filed in
                                                New York County
                                        Commission Expires Feb 14, 2000


CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn did depose and say; that he resides in Milwaukee, Wisconsin, that he is the President of the PHMH Holding Company the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said PHMH Holding Company corporation, and that he signed his name to the said instrument by like order.

                                    /s/ Karen L. Doerner
                                    --------------------------------------
                                    Notary Public, residing at Forest Hills, NY
                                                               ----------------
                                    (Commission expires
                                                        ------------------)

                                                    [STAMP]
                                                KAREN L. DOERNER
                                        Notary Public, State of New York
                                                 No. 01D0502360
                                           Qualified in Queens County
                                            Certificate of Official
                                               Character Filed in
                                                New York County
                                        Commission Expires Feb 14, 2000


CORPORATE ACKNOWLEDGEMENT

State of            ss.
County of

On this      day of      , 19   before me personally appeared Michael Erwin to
be known, who being by me duly sworn did depose and say; that he resides in
                    , that he is the President of the SPH Crane and Hoist, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said SPH Crane and Hoist, Inc. corporation, and that he signed his name to the said instrument by like order.


                                      --------------------------------------
                                      Notary Public, residing at
                                                                 -----------
                                      (Commission expires
                                                          ------------------)


                                                                         7 of 16

CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn did depose and say; that he resides in that he is the Director of the Hercules S.A. de C.V. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said Hercules S.A. de C.V. corporation, and that he signed his name to the said instrument by like order.


                                      --------------------------------------
                                      Notary Public, residing at
                                                                 -----------
                                      (Commission expires
                                                          ------------------)


CORPORATE ACKNOWLEDGEMENT

State of Delaware           ss.
County of New Castle

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn did depose and say; that he resides in Delaware that he is the Vice President of the PHMH Holding Company the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said PHMH Holding Company corporation, and that he signed his name to the said instrument by like order.

                                      /s/ Sharon T. Walsh
                                      --------------------------------------
                                      Notary Public, residing at
                                             Wilmington, Delaware
                                      (Commission expires 6/11/98)

                                                     [STAMP]
                                                  SHARON T. WALSH
                                                  NOTARY PUBLIC
                                                STATE OF DELAWARE
                                              My commission expires
                                                  June 11, 1998.


CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Michael Erwin to be known, who being by me duly sworn did depose and say; that he resides in
           , that he is the President of the SPH Crane and Hoist, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said SPH Crane and Hoist, Inc. corporation, and that he signed his name to the said instrument by like order.

                                    /s/ Karen L. Doerner
                                    --------------------------------------
                                    Notary Public, residing at Forest Hills, NY
                                                               ----------------
                                    (Commission expires
                                                        ------------------)

                                                                         7 of 16

CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Martin Ditkof to be known, who being by me duly sworn did depose and say; that he resides in Brookfield, Wisconsin, that he is the Manager of the Material Handling, LLC the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said Material Handling, LLC corporation, and that he signed his name to the said instrument by like order.

                                    /s/ Karen L. Doerner
                                    --------------------------------------
                                    Notary Public, residing at Forest Hills, NY
                                                               ----------------
                                    (Commission expires
                                                        ------------------)

                                                    [STAMP]
                                                KAREN L. DOERNER
                                        Notary Public, State of New York
                                                 No. 01D0502360
                                           Qualified in Queens County
                                            Certificate of Official
                                               Character Filed in
                                                New York County
                                        Commission Expires Feb 14, 2000


CORPORATE ACKNOWLEDGEMENT

State of New York           ss.
County of New York

On this 30th day of March, 1998 before me personally appeared Martin Ditkof to be known, who being by me duly sworn did depose and say; that he resides in Brookfield, Wisconsin, that he is the Manager of the MHE Canada, ULC the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said MHE Canada, ULC corporation, and that he signed his name to the said instrument by like order.

                                      /s/ Karen L. Doerner
                                      --------------------------------------
                                      Notary Public, residing at
                                                                 -----------
                                      (Commission expires                   )
                                                          ------------------

                                                    [STAMP]
                                                KAREN L. DOERNER
                                        Notary Public, State of New York
                                                 No. 01D0502360
                                           Qualified in Queens County
                                            Certificate of Official
                                               Character Filed in
                                                New York County
                                        Commission Expires Feb 14, 2000



                                                                         8 of 16

                  COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of MMH Holding, Inc. duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

      "RESOLVED that         Michael Erwin     President

                             -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, Martin Ditkof, Secretary of MMH Holding, Inc. have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March, 1998.

                                        /s/ Martin Ditkof
                                        -------------------------
                                        Martin Ditkof, Secretary


                                                                         9 of 16

                  COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of Morris Material Handling, Inc. duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which MMH Holdings.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

      "RESOLVED that         Michael Erwin     President

                             -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for MMH Holdings.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, Martin Ditkof, Secretary of Morris Material Handling, Inc. have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March, 1998.

                                        /s/ Martin Ditkof
                                        -------------------------
                                        Martin Ditkof, Secretary



                                    10 of 16

                  COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of Morris Material Handling Limited, duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which MMH Holdings, Inc.; Morris Material Handling, Inc.; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

      "RESOLVED that         Michael Erwin     Director

                            -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for MMH Holdings, Inc.; Morris Material Handling, Inc.; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, Martin Ditkof, of Morris Material Handling Limited, have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March, 1998.

                                        /s/ Martin Ditkof
                                        -------------------------
                                        Martin Ditkof, Director


                                                                        11 of 16

                  COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of Hercules S.A. de C.V., duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which MMH Holdings, Inc., Morris Material Handling, Inc.; Morris Material Handling Limited; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

       "RESOLVED that         Michael Erwin     Director

                             -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for MMH Holdings, Morris Material Handling, Inc.; Morris Material Handling Limited; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, David Smith, of Hercules S.A. de C.V., have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March 1998.

                                        /s/ David Smith
                                        -------------------------
                                        David Smith, Director


                                                                        12 of 16

                 COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of PHMH Holding Company, duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which MMH Holdings, Inc.; Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

      "RESOLVED that         Michael Erwin     President

                             -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for MMH Holdings, Inc.; Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, Mary Alice Avery, Vice President of PHMH Holding Company, have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March 1998.

                                        /s/ Mary Alice Avery
                                        -------------------------
                                        Mary Alice Avery, Vice President


                                                                        13 of 16

                  COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of SPH Crane and Hoist, Inc. duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which MMH Holdings, Inc., Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.; MHE Canada, ULC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

       "RESOLVED that         Michael Erwin     President

                              -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for MMH Holdings, Inc., Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; Material Handling, LLC.; MHE Canada, ULC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, Martin Ditkof, Secretary of SPH Crane and Hoist, Inc. have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March, 1998.

                                        /s/ Martin Ditkof
                                        -------------------------
                                        Martin Ditkof, Secretary


                                    14 of 16

                  COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of Material Handling, LLC, duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which MMH Holdings, Inc.; Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; MHE Canada, ULC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

      "RESOLVED that         Martin Ditkof     Manager

                             -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for MMH Holdings, Inc.; Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; MHE Canada, ULC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, David Smith, of Material Handling, LLC. have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March, 1998.

                                        /s/ David Smith
                                        -------------------------
                                        David Smith, Manager


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                  COPY OF RESOLUTION OF THE BOARD OF DIRECTORS

At a meeting of the Board of Directors of MHE Canada, ULC duly called and held on the _______day of ________, a quorum being present, the following Preamble and Resolution was adopted:

      "WHEREAS, this Company is beneficially and materially interested in the transactions in which MMH Holdings, Inc.; Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.

has applied, or may hereafter apply to the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY for various bonds or undertakings, and

      "WHEREAS, the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY is willing to consider such bonds or undertakings as surety, upon being furnished with the written indemnity of this Company, therefore be it

      "RESOLVED that         Martin Ditkof       Director

                             -----------       --------

of the Company is (are), hereby authorized to execute on behalf of the Company, any agreement or agreements of indemnity required by the RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY as a prerequisite to the execution by it of the bonds or undertakings for MMH Holdings, Inc.; Morris Material Handling, Inc.; Morris Material Handling Limited; Hercules S.A. de C.V.; PHMH Holding Company.; SPH Crane and Hoist, Inc.; Material Handling, LLC.

in connection with the matters or transactions described in the agreement of indemnity required by said RELIANCE SURETY COMPANY, RELIANCE INSURANCE COMPANY, UNITED PACIFIC INSURANCE COMPANY, and/or RELIANCE NATIONAL INDEMNITY COMPANY, and the aforementioned representative(s) of the Company is (are) hereby authorized to affix the corporate seal to such agreement of indemnity and subscribe his (their) name(s) thereto, in behalf of the Company.

      "BE IT FURTHER RESOLVED, that any prior acts of said officers or any officers or representatives of this Company in executing said indemnity agreement or agreements on behalf of the Company are hereby ratified."

      I, David Smith, of MHE Canada, ULC have compared the foregoing Preamble and Resolution with the original thereof, as they appear on the records of the meetings of the Board of Directors of said Company, and do certify that the same is a correct and true transcript therefrom, and of the whole of said original Preamble and Resolution.

Given under my hand and seal of the Company this 30th day of March 1998.

                                        /s/ David Smith
                                        -------------------------
                                        David Smith, Officer


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